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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 23, 2001
                Date of Report (Date of earliest event reported)

                                 EMACHINES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-29715                               94-3311182
        (Commission file number)        (I.R.S. employer identification no.)


                          14350 Myford Road, Suite 100
                            Irvine, California 92606
              (Address of principal executive offices and zip code)

                                 (714) 481-2828
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On October 23, 2001, we announced our third-quarter financial results, ended Sept. 29, 2001. Net loss from operations for the third quarter of 2001 (before non-cash stock-based compensation totaling $61,000) was $8.0 million, or $0.05 per share, compared to a net loss from operations (before non-cash stock-based compensation, amortization and impairment of intangible assets totaling $10.5 million, or $0.07 per share) of $17.7 million, or $0.12 per share, in the second quarter of 2001. Net loss from operations (before non-cash stock-based compensation and amortization of intangible assets totaling $12.1 million, or $0.08 per share) was $6.1 million or $0.04 per share in the third quarter of 2000. Extensive retail discounting and incentives in the first and second quarters and a planned inventory reduction in the third quarter resulted in revenues of $93.3 million for the third quarter of 2001 compared to $115.9 million in the second quarter of 2001. We reported revenues of $175.0 million in the third quarter of 2000. We increased our liquidity in the third quarter to $191.3 million in cash and restricted cash from the $153.0 million reported at the end of the second quarter of 2001. Our cash, restricted cash and short-term investments for the third quarter of 2001 increased by $78.4 million from the $112.9 million reported at the end of 2000.

         On October 25, 2001, we announced that we are investing millions to build a new state-of-the-art customer care infrastructure designed to provide our customers with improved technical support and service operations for our high value, affordable PCs and monitors.


Item 7.     Financial Statements and Exhibits.

         Exhibit No.                          Description
         ---------------   -----------------------------------------------------

         Exhibit 99.1 eMachines, Inc. financial statements for the quarter ended September 29, 2001

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMACHINES, INC.

Dated: October 29, 2001                 By:  /s/ Adam Andersen
                                            ------------------------------------
                                            Name: Adam Andersen
                                            Title: Senior Vice President and
                                                   Chief Operating Officer

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                                INDEX TO EXHIBITS

        Exhibit No.                          Description
        --------------  --------------------------------------------------------

        Exhibit 99.1 eMachines, Inc. financial statements for the quarter ended September 29, 2001

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